EXHIBIT 10(w)

                 PEOPLES BANCORP INC. ANNUAL REPORT ON FORM 10-K
                     FOR FISCAL YEAR ENDED DECEMBER 31, 2004


                  SUMMARY OF PERQUISITES FOR EXECUTIVE OFFICERS
                             OF PEOPLES BANCORP INC.


Based on business need, on a case-by-case basis, the Compensation Committee of the Board of Directors of Peoples Bancorp Inc. ("Peoples") grants the use of a company-paid automobile and country club membership to selected executive officers of Peoples to further business development on behalf of Peoples.